UNAUDITED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Statement of Comprehensive Income [Abstract]
Net loss	$ (47,810)	$ (15,671)
Change in foreign currency translation adjustments	211	(1,920)
Total comprehensive loss	(47,599)	(17,591)
Less: comprehensive loss attributable to non-controlling interest	(70)	0
Comprehensive loss attributable to Mynd.ai Inc.	$ (47,529)	$ (17,591)